DELIVER BY MAIL TO:       AMERICAN STOCK TRANSFER     DELIVER IN PERSON TO:
AMERICAN STOCK TRANSFER      AND TRUST COMPANY        AMERICAN STOCK TRANSFER
AND TRUST COMPANY                                     AND TRUST COMPANY
40 WALL STREET             LETTER OF TRANSMITTAL      40 WALL STREET-46TH FLOOR
NEW YORK, NY 10005                                    NEW YORK, NY 10005

---------------------------------------

---------------------------------------




-----------------------------------------------
                           ACCOUNT NUMBER


                      --------------------------------------------------------
                           NUMBER OF SHARES               CUSIP NUMBER


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                         LIST ALL CERTIFICATES SUBMITTED

CERTIFICATE NUMBER          SHARES          CERTIFICATE NUMBER        SHARES
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

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PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY. SIGN ON THE REVERSE SIDE
AND COMPLETE THE W-9 FORM BELOW.

REGISTRATION

     IF CERTIFICATES AND/OR CHECKS ARE TO BE ISSUED IN A NAME OTHER THAN    [ ]
     THAT SHOWN AT THE TOP OF THIS FORM OR ARE TO BE SENT TO AN ADDRESS
     OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM, PLEASE CHECK THE BOX AT
     THE RIGHT AND COMPLETE THE INFORMATION ON THE REVERSE SIDE OF THIS
     FORM.

LOST CERTIFICATES

     IF YOUR SECURITIES HAVE BEEN EITHER LOST OR DESTROYED, PLEASE GIVE WRITTEN NOTIFICATION TO AMERICAN STOCK TRANSFER AND TRUST COMPANY, 40 WALL ST., NEW YORK, NY 10005, ATTENTION: LOST SECURITIES DEPT.

--------------------------------------------------------------------------------
SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                    (PLEASE REFER TO ACCOMPANYING GUIDELINES)
--------------------------------------------------------------------------------
PART 1 - PLEASE ENTER YOUR
SOCIAL SECURITY NUMBER OR           ==========>    | | | | | | | | | |
EMPLOYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
PART 2 - CERTIFICATION -  Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
--------------------------------------------------------------------------------
Certificate Instructions - You may cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item (2).

PART 3 - CERTIFICATION FOR FOREIGN
         RECORD HOLDERS

     Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).


SIGNATURE
         --------------------------------------
DATE
    -------------------------------------------
--------------------------------------------------------------------------------

SIGNATURE                                    DATE
         ----------------------------------      -------------------------------

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NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.
--------------------------------------------------------------------------------

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                          SPECIAL ISSUANCE INSTRUCTIONS
                               (SEE INSTRUCTIONS)

To be completed ONLY if certificate(s) and/or check(s) are to be issued in the name of someone other than the registered holder(s)

NAME:
     ---------------------------------------
ADDRESS:
        ------------------------------------

--------------------------------------------

--------------------------------------------


                           EMPLOYER IDENTIFICATION OR
                             SOCIAL SECURITY NUMBER

                                   [          ]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTIONS)

To be completed ONLY if certificate(s) and/or check(s) are to be mailed to someone other than the registered holder(s), or to such registered holder(s) at an address other than shown on the reverse side of this form.

NAME:
     ---------------------------------------
ADDRESS:
        ------------------------------------

--------------------------------------------

--------------------------------------------

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                                    SIGN HERE

SIGNATURE(S) OF
STOCKHOLDER(S)
              ------------------------------------------------------------------

              ------------------------------------------------------------------

DATED:
      -------------------

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the following information and see instructions.

NAME(S)
       -------------------------------------------------------------------------

CAPACITY (full title)
                     -----------------------------------------------------------

ADDRESS
       -------------------------------------------------------------------------

AREA CODE AND TELEPHONE NO
                          ------------------------------------------------------


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                            GUARANTEE OF SIGNATURE(s)
                               (SEE INSTRUCTIONS)

NAME OF FIRM
            --------------------------------------------------------------------

ADDRESS
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

AUTHORIZED SIGNATURE
                    ------------------------------------------------------------

NAME
    ----------------------------------------------------------------------------

AREA CODE AND TELEPHONE NO
                          ------------------------------------------------------